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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                __________________

                                    FORM 8-K

                                __________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 26, 2009 (May 20, 2009)

                               VERINT SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-49790                    11-3200514
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

     330 South Service Road, Melville, New York                      11747
       (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (631) 962-9600

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


                                __________________

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  Unregistered Sales of Equity Securities.

     The information contained in Section 8.01 below is incorporated herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 21, 2009, Verint Systems Inc. (the "Company") entered into amendments with its Chief Executive Officer, Dan Bodner, and its Chief Financial Officer, Douglas Robinson, relating to the time-based and performance-based equity awards granted to such executives in reliance on Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "1933 Act") on July 2, 2007 and May 28, 2008 to remove the vesting conditions relating to the Company (i) being current with its filings with the Securities and Exchange Commission, (ii) being relisted on the Nasdaq (or a comparable national exchange), and (iii) having in place a new shareholder-approved equity plan (or additional capacity under an existing shareholder-approved plan), or any subset thereof that may be present in such award agreements, thereby allowing these equity awards to vest in accordance with their regular time-vesting or performance-vesting schedule, as specified in the applicable award agreements. The amendments also modified the terms of the May 28, 2008 awards to clarify that these awards will settle under and be subject to the terms of the Company's 2004 Stock Incentive Compensation Plan, as amended.

Item 8.01  Other Events.

     On May 20, 2009, the Stock Option Committee of the Company's Board of Directors granted certain time-based equity awards representing an aggregate of approximately 530,000 shares of the Company's common stock to approximately 190 employees outside of the United States who did not participate in the Company's March 4, 2009 grant. The grants were made in transactions exempt from the registration requirements of the 1933 Act (i) to grantees who were accredited investors in reliance on Regulation D and (ii) to all other grantees in reliance on the application of the no-sale theory.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Verint Systems Inc.


Date: May 26, 2009

                                        By:         /s/ Peter Fante
                                            ------------------------------------
                                        Name:       Peter Fante
                                        Title:      Chief Legal Officer